TRANSAMERICA FUNDS

Supplement dated October 15, 2010 to the Statement of Additional Information

dated September 30, 2010

* * *

Transamerica Money Market

The following paragraph is added as paragraph four to the section of the Statement of Additional Information entitled “Disclosure of Portfolio Holdings” beginning on page 33:

Beginning no later than December 7, 2010, Transamerica Money Market will file monthly a schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The information filed on Form N-MFP will be made available to the public by the SEC 60 days after the end of the month to which the information pertains. Beginning no later than October 8, 2010, a schedule of portfolio holdings for Transamerica Money Market will be posted each month to the fund’s website in accordance with Rule 2a-7(c)(12) under the Investment Company Act of 1940, as amended.

* * *

Investors Should Retain this Supplement for Future Reference